SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  X

Filed by a Party other than the Registrant

Check the appropriate box:

_ Preliminary Proxy Statement

_ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))

X Definitive Proxy Statement

_ Definitive Additional Materiials

_ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                        HOME BUILDING BANCORP, INC.
----------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                    N/A
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

_ No fee required

_ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

_ Fee paid previously with preliminary materials.

_ Check box if any part of the fee is offset as provided by Exchange Act Rule
  O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[HOME BUILDING BANCORP, INC. LETTERHEAD]



December 18, 1996


Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Home Building Bancorp, Inc. (the "Corporation"), we cordially invite you to attend the Annual Meeting of Shareholders of the Corporation. The meeting will be held at 10:30 a.m. local time, on January 20, 1997 at the main office of the Corporation located at 200 East VanTrees Street, Washington, Indiana.
The annual meeting will include management's report to you on the Corporation's 1996 financial and operating performance.

An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. Whether or not you plan to attend the meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Home Building Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,




BRUCE A. BEESLEY
President and Chief
Executive Officer

HOME BUILDING BANCORP, INC.
200 East VanTrees Street
Washington, Indiana  47501
(812) 254-2641


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 20, 1997

Notice is hereby given that the Annual Meeting of Shareholders of Home Building Bancorp, Inc. (the "Corporation") will be held at the main office of the Corporation located at 200 East VanTrees Street, Washington, Indiana, on January 20,1997, at 10:30 a.m. local time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of the Corporation;

2.	The ratification of the appointment of Kemper CPA Group LLC as independent auditors for the Corporation for the fiscal year ending September 30, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on November 25, 1996, are the shareholders entitled to vote at the Meeting, and any adjournments thereof.

You are requested to complete, sign and date the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors


Bruce A. Beesley
President and Chief Executive
Officer

Washington, Indiana
December 18, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

HOME BUILDING BANCORP, INC.
200 East VanTrees Street
Washington, Indiana  47501
(812) 254-2641
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 20, 1997
____________________


This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Home Building Bancorp, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Shareholders of the Corporation (the "Meeting"), to be held at the main office of the Corporation located at 200 East VanTrees Street, Washington, Indiana, on January 20,
1997, at 10:30 a.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about December 18, 1996. Certain of the information provided herein relates to Home Building Savings Bank, FSB (the "Bank"), a wholly-owned subsidiary and predecessor of the Corporation.

At the Meeting, shareholders of the Corporation are being asked to consider and vote upon the election of three directors of the Corporation and to ratify the appointment of Kemper CPA Group LLC as the Corporation's independent auditors for the fiscal year ending September 30, 1997.

VOTING RIGHTS AND PROXY INFORMATION

All shares of Corporation common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Corporation does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders.

Proxies marked to abstain have the same effect as votes against the proposal, while broker non-votes have no effect on the vote. One-third of the shares of the Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Corporation a later proxy relating to the same shares prior to 3 the exercise of such proxy, (ii) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).  Any written notice revoking a proxy should be delivered to Debra
K. Shields, Secretary of the Corporation, at 200 East VanTrees Street, Washington, Indiana 47501.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Shareholders of record as of the close of business on November 25, 1996 (the "Voting Record Date") will be entitled to one vote for each share then held. As of the Voting Record Date, the Corporation had 282,158 shares of Common Stock issued and outstanding. The following table sets forth, as of the Voting Record Date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Corporation's Common Stock and (ii) all directors and officers as a group.
See "Proposal I - Election of Directors" for information regarding the beneficial ownership of Common Stock by directors of the Corporation.


        Beneficial Owners                    Shares             Percent
                                          Beneficially             of
                                             Owned               Class
____________________________________________________________________________
Home Building Bancorp, Inc.(1)               25,760              9.13%
Employee Stock Ownership Plan
200 East VanTrees Street
Washington, Indiana  47501

Blake Chambers, Esquire(2)                   23,725              8.40%
206 Peoples Bank Building
Washington, Indiana  47501

Amos and Lily Wittmer(3)                     20,725              7.34%
RR#2 Box 456
Montgomery, Indiana  47558

Directors and executive officers(4)          94,364             32.99%
 of the Corporation and the Bank
 as a group (10 persons)

(1)	The amount reported represents shares of Common Stock held by the Home
Building Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"), 5,918 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.

(2)	Mr. Chambers is a director of the Corporation.  Included in the shares of
Common Stock beneficially owned by Mr. Chambers are (i) 3,000 shares of Common Stock held individually by Mr. Chambers over which he has sole voting and dispositive power, (ii) 20,000 shares held in trust, as to which he is a trustee and remainder beneficiary and with respect to which shares Mr. Chambers may be deemed to have sole voting and dispositive power, (iii) 483 shares of restricted Common Stock granted to Mr. Chambers under the Corporation's Recognition and Retention Plan (the "RRP") as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (iv) an option to purchase 242 shares granted to him under the Corporation's 1996 Stock Option and Incentive Plan
(the "Stock Option Plan") which options are exercisable within 60 days of the Voting Record Date.

(3)	Mr. Wittmer is a director of the Corporation.  Included in the shares of
Common Stock beneficially owned by Mr. and Mrs. Wittmer are (i) 20,000 shares of Common Stock held individually by Mrs. Wittmer over which she has sole voting and dispositive power, (ii) 483 shares of restricted Common Stock granted to Mr. Wittmer under the RRP as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (iii) an option to purchase 242 shares
4
granted to Mr. Wittmer under the Stock Option Plan which options are exercisable within 60 days of the Voting Record Date. Mr. Wittmer may be deemed to have shared voting and dispositive power with respect to the Common Stock owned by Mrs. Wittmer.

(4)	The amount reported represents shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.  This amount also includes (i) 7,728 shares of restricted Common Stock granted to the Corporation's directors and executive officers under the RRP as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (ii) options to purchase 3,868 shares of
Common Stock granted under the Stock Option Plan which options will be exercisable within 60 days of the Voting Record Date.




PROPOSAL I -- ELECTION OF DIRECTORS

The Corporation's Board of Directors is currently composed of nine members. Generally, one-third of the Directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified. Chairman Murray, however, in compliance with the age qualification set forth in the Corporation's Bylaws is being nominated to serve for a one year term.

The following table sets forth certain information, as of the Voting Record Date, regarding the composition of the Corporation's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.


                                                                                        Shares of
                                                                               Term    Common Stock
                                Position(s) Held in              Director       to     Beneficially   Percent
 Name                Age(1)       the Corporation                Since(2)     Expire     Owned(3)    of Class
______________________________________________________________________________________________________________

NOMINEES
Robert M. Murray     71      Chairman of the Board                 1964        1998       3,225        1.14%
Gregory L. Haag      44      Director                              1991        2000      10,225        3.62
James E. Scheid      54      Director                              1973        2000       1,807         .64

DIRECTORS CONTINUING IN OFFICE

Bruce A. Beesley     42      President & Chief Executive Officer   1988        1998      16,526        5.68
C. Darrell Deem      38      Director                              1991        1998       6,725        2.38
Amos M. Wittmer      69      Director                              1974        1998      20,725        7.34
Blake L. Chambers    44      Director                              1991        1999      23,725        8.40
Thomas L. Hagel      69      Director                              1976        1999       8,325        2.95
Larry G. Wilson      54      Director                              1991        1999       1,225         .43
_______________
5

<F1>
(1)	At September 30, 1996.
<F2>
(2)	Includes service as a director of the Bank.
<F3>
(3)	The amounts reported represent shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or by certain members of the director's family, or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive power.  The amounts reported also include (i) 3,220 shares and 483 shares of restricted Common Stock granted to President Beesley and each non-employee director, respectively, under the RRP as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction and (ii) options to purchase 1,610 shares and 242 shares of Common Stock granted to President
Beesley and each non-employee director, respectively, under the Stock Option
Plan, which options will be exercisable within 60 days of the Voting Record
Date.

The business experience of each director of the Corporation for at least the past five years is set forth below.

Robert M. Murray. Mr. Murray has been the Chairman of the Board of the Corporation since its incorporation in 1994 and of the Bank since 1990. Mr. Murray began his career with the Bank in 1946 as a management trainee and from 1977 to 1990 was President and Chief Executive Officer of the Bank. Mr. Murray is the father of Kim R. Murray, an officer of the Bank.

Gregory L. Haag. Since 1980, Mr. Haag has been the owner and President of Haag Heating and Air Conditioning, Inc., located in Washington, Indiana.

James E. Scheid. Mr. Scheid is owner of Scheid Farms, a farming operation, located in Washington, Indiana. Since 1970, Mr. Scheid has owned and operated his own farm located in Daviess County, Indiana. He also serves as an outpatient supervisor and counselor for Good Samaritan Hospital in Vincennes, Indiana.

Bruce A. Beesley. Mr. Beesley has been President of the Corporation since its incorporation in 1994. Mr. Beesley was appointed President of the Bank in January 1990 and Chief Executive Officer in September 1990. Mr. Beesley joined the Bank in 1975 as Assistant to the President and was promoted to Senior Vice President in 1982. He has taught several courses at Vincennes
University. Mr. Beesley received a Bachelor of Arts degree from Indiana University in 1975 and is also a graduate of the School for Executive Development at the University of Georgia and of the Graduate School of Savings and Loan at Indiana University. Mr Beesley also holds a Certificate of Achievement from the Institute of Financial Education and is a registered broker with the National Association of Securities Dealers.

C. Darrell Deem. Mr. Deem has practiced dentistry in the Washington, Indiana area since 1983. Mr. Deem initially began practicing dentistry with Carl B. O'Connor D.D.S. Inc. In April 1993, Mr. Deem opened his own office in Washington, Indiana.

Amos M. Wittmer. Mr. Wittmer has been an auctioneer, entrepreneur and business investor in and around Montgomery, Indiana for the past 38 years. He also owns and manages Wittmer & Yagle Auction Service, formerly known as AMWittmer Auction Service, located in Montgomery, Indiana.

Blake L. Chambers. Mr. Chambers is a partner in the law firm of Waller, Leonard, Chambers & Hanson, a general practice firm located in Washington, Indiana. Mr. Chambers has been a member of the firm since 1978.

Thomas L. Hagel. Mr. Hagel is the President of Hagel's Hearing Service headquartered in Washington, Indiana, a position he has held since 1991. Mr. Hagel was Treasurer and Secretary of Hagel's Jewelers Inc., located in Washington, Indiana, from 1953 to 1990, during which time he was also affiliated with Hagel's Hearing Service.
6

Larry G. Wilson. Mr. Wilson has been the President of R.L. Wilson Family Farms, Inc., a farming operation, located in Montgomery, Indiana for over 15 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings and Committees of the Corporation.  Meetings of the Corporation's
Board of Directors are generally held on a monthly basis. For the fiscal year ended September 30, 1996, the Board of Directors met 11 times. During fiscal 1996, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

The Board of Directors of the Corporation has standing Audit, Compensation and Nominating Committees.

The Corporation's Audit Committee is responsible for the review of the Corporation's annual audit report prepared by the Corporation's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. Directors Wilson, Hagel, Haag and Deem serve on this Committee. In fiscal 1996, the Audit Committee did not meet at the company level. The subsidiary Bank's Audit Committee has the identical make-up. The Bank's Audit Committee met four times during fiscal 1996.

The Corporation's Compensation Committee is currently composed of Directors Scheid and Hagel. This Committee is responsible for administering the Corporation's Stock Option Plan and RRP. This Committee met three times during fiscal 1996.

The entire Board of Directors acts as a Nominating Committee for selecting nominees for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Corporation. Pursuant to the Corporation's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Corporation at least 30 days prior to the date of the annual meeting.

Meetings and Committees of the Bank. The Bank's Board of Directors meets at least monthly and held 14 meetings during the fiscal year ended September 30, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served, except for Director Chambers who attended 10 of the 14 Board meetings.
Director Chambers is not a member of any committee of the Board of Directors.

The principal standing committees of the Bank are the Executive and Audit Committees. The Bank also has other committees which meet as needed to review various other functions of the Bank.

The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee meets as needed to review loan applications, rates paid on savings and loans and other banking transactions. The Executive Committee is composed of Chairman Murray, President Beesley and Director Wittmer, with directors Hagel and Scheid acting as alternates. The committee requires the agreement of two of the three members to act on any matter. The Executive Committee met approximately 20 times during fiscal 1996.
7

The Audit Committee meets quarterly to conduct surprise audits of teller cash. The Audit Committee also recommends the selection of the Bank's independent accountants to the Board of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit; however in recent years the whole Board (with the exception of President Beesley) has been involved in this process. The Board members of this committee include Directors Hagel, Deem, Haag and Wilson. This committee met four times during fiscal 1996.


DIRECTOR COMPENSATION

Directors of the Corporation do not receive compensation for their service on the Corporation's Board of Directors or any committees. During fiscal 1996, however, each member of the Bank's Board of Directors received an annual fee of $2,500 per year. The Chairman of the Board, in addition to his director's fees, received a salary of $8,387 for services rendered to the Bank during fiscal 1996. Each non-employee director is paid an additional $100 for each regular and special board meeting of the Bank attended. Non-employee directors of the Bank's Executive Committee receive $75 for each committee meeting attended and members of the Bank's Audit Committee receive a flat fee of $100 per quarter for their service on this committee. Director Chambers receives an additional $400 per year for his service as Secretary to the Board of Directors of the Bank. Chairman Murray and President Beesley do not collect any per meeting or committee fees because they are employees of the Bank. Directors Emeriti, of which the Bank currently has four, are paid $75 per meeting attended.


EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid or granted to the Corporation's Chief Executive Officer. No officer made in excess of$100,000 during fiscal 1996.

	SUMMARY COMPENSATION TABLE

                                                Annual                   Long Term
                                            Compensation(1)            Compensation Awards

                                           _____________________      ____________________
                                                                      Restricted              All Other
                                                                        Stock      Options    Compensation
Name and Principal Position          Year  Salary($)(2) Bonus($)       Award($)      (#)           ($)
_____________________________________________________________________________________________________
Bruce A. Beesley, President, Chief   1996    $56,625   $3,297         $53,935(3)   8,050(4)   $12,359(5)
Executive Officer and Director       1995     55,125    2,590           ---         ---         9,628
                                     1994     54,550    3,159           ---         ---         4,056

<F1>
(1)	Mr. Beesley did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.
<F2>
(2)	Includes director fees of $2,500, $2,500 and $2,425 received by President
Beesley in fiscal 1996, 1995 and 1994.
<F3>
(3)	Represents the dollar value, based on the $16.75 closing price per share of the Common Stock on January 22, 1996, the date of grant.  The shares of restricted stock shall vest in five equal annual installments (the first installment to vest on January 22, 1997), provided the individual maintains
"Continuous Service" (as defined in the RRP) with the Corporation and/or the
Bank.  Any dividends paid on Common Stock granted pursuant to the RRP are held in a restricted interest-bearing account until such shares are no longer subject to restriction.  Based on the $17.50 closing price per share of the
Common Stock on September 30, 1996, the 3,220 restricted shares of Common
Stock held by Mr. Beesley had an aggregate market value of $56,350.
<F4>
(4)	On January 22, 1996, Mr. Beesley received options to purchase 8,050 shares of Common Stock, at an exercise price of $16.75 per share, the "Market Value (as defined in the Stock Option Plan) of the Common Stock on the date of the
8

grant.  These options are scheduled to vest equally over a five year period with the first installment to vest on January 22, 1997.
<F5>
(5)	Represents the Bank's payment of medical and life insurance premiums of
$5,786, as well as the Bank's contributions to its ESOP of $6,573 on behalf of President Beesley.

The following table sets forth certain information concerning stock options granted by the Corporation to Mr. Beesley during fiscal 1996. No stock appreciation rights were granted during fiscal 1996.

                            OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants
                             Number of
                            Securities        % of Total      Exercise or
                            Underlying         Options           Base
                         Options Granted       Granted          Price       Expiration
                              (#)(1)        in Fiscal Year      ($/Sh)         Date
Name
Bruce A. Beesley               8,050            33.34%          $16.75        01/22/06

<F1>
(1)	The foregoing options are scheduled to vest in five equal annual installments with the first installment scheduled to vest on January 22, 1997, and each subsequent installment to vest equally on the next four anniversary dates thereafter.

The following table sets forth certain information concerning the aggregate number and value of stock options held by Mr. Beesley at September 30, 1996. No stock appreciation rights have been granted by the Corporation to date.


AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                                                   Number of Securities            Value of Unexercised
                                                   Underlying Unexercised          In-the-Money options
                    Shares                         Options at FY-End (#)           FY-End (4)(1)
                   Acquired
                      on           Value
                   Exercise       Realized
                     (#)             ($)
                                                   Exercisable  Unexercisable    Exercisable   Unexercisable
Name
Bruce A. Beesley     ---            ---                ---            8,050        ---          $6.037.50

<F1>
(1)	Represents the aggregate market value of the stock options as of September
30, 1996. The market value per share of the stock options is the difference between the market price per share of the Common Stock ($17.50 per share based upon the average of the closing bid and asked price per share of the Common Stock as reported on the Nasdaq SmallCap Market on September 30, 1996, less the exercise price ($16.75 per share) of the stock options.

Employment Agreement

In connection with the Bank's mutual to stock conversion, the Bank entered into an employment agreement with President Beesley. The employment agreement became effective upon completion of the Conversion, February 7, 1995, and provides for annual base salary in an amount not less than his current salary and an initial term of three years.
9

The agreement provides for an annual extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement (i.e., each February 7), subject to a formal performance evaluation performed by disinterested members of the Bank's Board of Directors. The agreement provides for termination upon death of the employee, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by the employee upon 90 days notice to the Bank.

The employment agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

Based on his current salary, if Mr. Beesley had been terminated as of September 30, 1996, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $152,000.


CERTAIN TRANSACTIONS

Director Chambers is with the law firm of Waller, Leonard, Chambers & Hanson which from time to time provides legal services to the Bank. The dollar amount of fees paid by the Bank to Waller, Leonard, Chambers & Hanson was less than five percent of such law firm's gross revenues during fiscal 1996.



	PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has again selected Kemper CPA Group LLC to be the Corporation's independent auditor for the fiscal year ending September 30, 1997, subject to the ratification by the Corporation's shareholders. A representative of Kemper CPA Group LLC is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF KEMPER CPA
GROUP LLC AS THE  CORPORATION'S AUDITORS FOR THE FISCAL
YEAR ENDING SEPTEMBER 30, 1997.
10

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's executive office, 200 East VanTrees Street, Washington, Indiana 47501, no later than August 20, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone, without additional compensation.
11

REVOCABLE PROXY

HOME BUILDING BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS   January 20, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Home Building Bancorp, Inc. (the "Corporation"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Monday, January 20, 1997 at the main office of the Corporation, located at 200 East VanTrees Street, Washington, Indiana at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:


I.	The election as directors of all the nominees listed (except as marked to the contrary below):

                                                         WITH-  	FOR ALL
                                                FOR 	    HOLD   	EXCEPT




ROBERT M. MURRAY (1-year)  JAMES E. SCHEID (3-year)  GREGORY L. HAAG (3-year)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


                                                 FOR    AGAINST   ABSTAIN

II.	The ratification of the appointment
of Kemper CPA Group LLC,independent
auditors for the Corporation for the
fiscal year ending September 30, 1997.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

	The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted. The undersigned may revoke this proxy by: (i) duly executing and delivering to the Secretary of the Corporation a later proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking this proxy should be delivered to Debra K. Shields, Secretary of the Corporation, at 200 East VanTrees Street, Washington,
Indiana 47501. Upon revocation of this proxy, the power of such attorney's and proxies shall be deemed terminated and of no further force and effect.

The shareholder acknowledges receipt from the Corporation, prior to the execution of this Proxy, of the Notice of the Annual Meeting, a Proxy Statement dated December 18, 1996 and the Corporation's Annual Report to Shareholders for the fiscal year ended September 30, 1996.



                                      Dated:  ________________________


___________________________________	___________________________________
PRINT NAME OF SHAREHOLDER	          PRINT NAME OF SHAREHOLDER



___________________________________	___________________________________
SIGNATURE OF SHAREHOLDER            	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears
above on this card.  When signing as
attorney, executor, administrator, trustee
or guardian, please give your full title.  If
shares are held jointly, each holder should
sign.
_____________________________________________
______________________________

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
_____________________________________________
______________________________